EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-QSB of Senesco Technologies, Inc. for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Bruce C. Galton, President and Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

          (1) The  Quarterly  Report fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Senesco Technologies, Inc.


Dated: November 14, 2002                /s/ Bruce C. Galton
                                        ---------------------
                                        Bruce C. Galton
                                        President and Chief Executive Officer
                                        (principal executive officer)



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



          In connection with the Quarterly Report on Form 10-QSB of Senesco Technologies, Inc. for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Joel Brooks, Chief Financial Officer and Treasurer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

          (1) The  Quarterly  Report fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Senesco Technologies, Inc.

Dated: November 14, 2002                /s/ Joel Brooks
                                        -------------------------
                                        Joel Brooks
                                        Chief Financial Officer and Treasurer
                                        (principal financial and
                                        accounting officer)